                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant []
Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant toss.240.14a-12

                        GARTMORE VARIABLE INSURANCE TRUST
                        ---------------------------------
                (Name of Registrant As Specified In Its Charter)

                                       N/A
                                       ---
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction
     applies: _______________________

2)   Aggregate number of securities to which transaction
     applies: ______________________

3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ______________________________

4)   Proposed maximum aggregate value of transaction: __________________________

5)   Total fee paid: ___________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid: ___________________________________________________

2)   Form, Schedule or Registration Statement No.: _____________________________

3)   Filing Party: _____________________________________________________________

4)   Date Filed: _______________________________________________________________

[NATIONWIDE LOGO]

March 25, 2004

Subject: Notification of Underlying Mutual Fund Liquidations

Dear Owners of Variable Annuity Contracts or Variable Life Insurance Policies:

Our  records  indicate  that you are the owner of a  variable  annuity  contract
and/or  variable  life  insurance  policy  ("variable   contracts")   issued  by
Nationwide  Life  Insurance  Company or  Nationwide  Life and Annuity  Insurance
Company (collectively, "Nationwide") and that you have selected as an investment option  within that variable  contract one or both of the  following  underlying mutual funds:  Gartmore  Variable  Insurance Trust ("GVIT") -  Nationwide(R)GVIT
Strategic  Value Fund and GVIT - Turner  GVIT Growth  Focus  Fund.  The Board of
Trustees of GVIT has approved,  subject to shareholder approval, the liquidation and  dissolution of the GVIT - Nationwide GVIT Strategic Value Fund and the GVIT
- Turner GVIT Growth Focus Fund  (collectively,  the "Liquidating  Funds"). As a variable  contract owner that has selected one or both of the Liquidating  Funds in your variable  contract,  you are entitled to tell Nationwide,  as the record owner of that Liquidating  Fund's shares,  how to vote the shares represented by your  variable  contract  allocation.  Specifically,  if you selected one of the
Liquidating  Funds as an investment option as of February 17, 2004, you can tell
Nationwide  whether or not to  approve  the  liquidation  and  dissolution  with respect to that Liquidating Fund.

As  discussed  in more  detail in the  enclosed  proxy  materials,  we have been advised  that the Board of  Trustees of GVIT made this  decision  based upon the following factors:

o    The  Liquidating  Funds'  failure to attract  assets  over the life of each
     Liquidating Fund;
o    The addition of significant  new assets or new investors to the Liquidating
     Funds is not likely,  primarily because the Liquidating Funds are no longer available as investment options for new variable contract owners within the variable contracts written or sold by Nationwide;
o    The  relatively  small asset size of each  Liquidating  Fund  prevents  its efficient operation; and
o    With respect to the Turner GVIT Growth Focus Fund,  such Fund's  historical underperformance.

NATIONWIDE IS ASKING YOU TO FILL OUT THE ENCLOSED  VOTING  INSTRUCTION  FORM AND
RETURN IT AS INSTRUCTED IN ORDER THAT  NATIONWIDE MAY VOTE ON YOUR BEHALF AT THE
SHAREHOLDER MEETING OF THE LIQUIDATING FUND(S).

NATIONWIDE IS ALSO ASKING YOU TO PROVIDE THEM WITH TRANSFER INSTRUCTIONS FOR THE
ASSETS  HELD  IN  THE  LIQUIDATING  FUNDS  AT ANY  TIME  PRIOR  TO THE  PROPOSED
LIQUIDATIONS.  This will allow you to move any assets that you have allocated to the  Liquidating  Funds to any other  investment  option  available  under  your variable  contract.  Pursuant  to your  instructions,  Nationwide  will move any assets  you have  allocated  to the  Liquidating  Funds to any other  underlying mutual  fund  available  under  the  contract/policy.  Please  use the  enclosed
Transfer  Request Form to submit your  transfer  request via fax or mail, or you can submit your transfer request via telephone.

To request product or underlying mutual fund prospectuses, or to submit transfer requests, please call, write or fax the appropriate address listed below.

      Variable Annuity Contract Owners:             Variable Life Insurance Policy Owners:
      ---------------------------------             --------------------------------------
      Nationwide Life Insurance Company                Nationwide Life Insurance Company
Nationwide Life and Annuity Insurance Company    Nationwide Life and Annuity Insurance Company
               P.O. Box 182021                                  P.O. Box 182150
          Columbus, Ohio 43218-2021                        Columbus, Ohio 43218-2150

          Telephone: 1-800-826-3167                        Telephone: 1-800-547-7548
             TDD: 1-800-238-3035                              TDD: 1-800-238-3035
              Fax: 614-249-0537                                Fax: 614-249-2235

Assuming  shareholders  approve  the  liquidations,  if you  have  assets  still invested in the Liquidating  Funds as of the close of business on April 23, 2004
(the currently  expected date of liquidation) and unless you have provided other transfer  instructions,  the assets  remaining in the Liquidating  Funds will be redeemed and  immediately  thereafter,  the redemption  proceeds will be used to purchase units of the GVIT - Gartmore GVIT Money Market Fund, which is currently available as an underlying mutual fund under your variable  contract.  After the liquidation  is  completed,  you will  receive  a  confirmation  reflecting  the purchase  of  units  of the new fund  your  assets  were  transferred  into.  In addition,  shareholder approval of the liquidation of the Liquidating Funds will not affect your rights or  Nationwide's  obligations  to you under your variable contract.

No charge  will be assessed  for any  transfer  relating to these  liquidations, whether (1)  requested by you prior to the  liquidation  date,  (2)  implemented systematically  on the liquidation  date, or (3) requested by you within 30 days after  the  liquidation  date.  Additionally,  any  transfer  relating  to  this liquidation  (including  any transfer  from the GVIT Money Market Fund within 30 days after the  liquidation  date)  will not be  considered  a transfer  for the purposes  of any limit on the number of  transfers  permitted  in your  variable contract.  The  liquidation of the Liquidating  Funds and any related  transfers within your variable contract will not create a federal tax liability for you.

In summary,  Nationwide  is asking you to take two actions  with  respect to the liquidations:
o    Fill  out the  enclosed  voting  instruction  form  and  return  it so that
     Nationwide can vote on your behalf.
o    Give Nationwide transfer instructions  regarding your assets allocated to a
     Liquidating Fund.

If you have any questions  relating to these  liquidations,  please feel free to call your  registered  representative  or Nationwide at the  appropriate  number shown above.

Sincerely,

Nationwide Life Insurance Company
Nationwide Life and Annuity Insurance Company

                                      -2-

                        GARTMORE VARIABLE INSURANCE TRUST
                                 1200 River Road
                        Conshohocken, Pennsylvania 19428
                                 (800) 848-0920

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the  Shareholders  of Nationwide  GVIT  Strategic  Value Fund and Turner GVIT
Growth Focus Fund, and to the Owners of Variable  Annuity  Contracts or Variable
Life Insurance Policies entitled to give voting instructions to the Shareholders of either of these Funds:

     Notice  is  hereby  given  that a  Special  Meeting  of  Shareholders  (the
"Meeting")  of each of  Nationwide  GVIT  Strategic  Value Fund and Turner  GVIT
Growth  Focus  Fund  (collectively,  the  "Funds"),  each a  separate  series of
Gartmore Variable Insurance Trust, a Massachusetts business trust (the "Trust"), will be held on Friday,  April 16, 2004,  at 9:00 a.m.,  Eastern  time,  at 1200
River Road,  Conshohocken,  Pennsylvania 19428. The purpose of the Meeting is to consider and act on the following matters:

     1.   With respect to each of the Funds, to approve the Plan of Dissolution,
          Liquidation, and Termination; and

     2.   To consider and act upon any matters  incidental  to the foregoing and to  transact  such other  business  as may  properly  come  before the
          Meeting and any adjournment or adjournments thereof.

     Shares  of the Funds may be  purchased  by  certain  separate  accounts  of
Nationwide  Life  Insurance  Company or  Nationwide  Life and Annuity  Insurance
Company  (collectively,  "Nationwide")  to fund  benefits  payable under certain variable annuity contracts and variable life insurance  policies  (collectively,
"variable  contracts").  Nationwide  hereby  solicits  and agrees to vote at the
Meeting, to the extent required, the shares of the Funds which are held in these separate accounts in accordance with timely instructions received from owners of the variable contracts. With respect to other shareholders,  the Trustees of the
Trust are soliciting your votes.

     If you are a shareholder of record at the close of business on February 17,
2004, you may instruct the persons listed on the enclosed proxy card on how your shares in the Fund(s) should be voted.  If you are a variable  contract owner of record at the close of  business  on February  17,  2004,  you have the right to instruct  Nationwide as to the manner in which the Fund shares  attributable  to your variable contract should be voted. To assist you, a voting instruction form is  enclosed.  In  addition,  a Proxy  Statement  is attached to this Notice and describes  the  matters  to be voted  on at the  Meeting  or any  adjournment(s)
thereof.

                                                     By Order of the Trustees,

                                                     Eric E. Miller, Secretary

March 25, 2004

                             YOUR VOTE IS IMPORTANT

We urge you to complete,  sign, and return promptly the enclosed proxy or voting instruction form. For your convenience, the enclosed addressed envelope requires no postage.

                                      -2-

                                 PROXY STATEMENT

                    FOR A SPECIAL MEETING OF SHAREHOLDERS OF
                    NATIONWIDE GVIT STRATEGIC VALUE FUND AND
                          TURNER GVIT GROWTH FOCUS FUND

                                Two Portfolios of

                        GARTMORE VARIABLE INSURANCE TRUST

                            To be held April 16, 2004

                           GENERAL VOTING INFORMATION

     This Proxy  Statement is furnished in connection  with the  solicitation of proxies by the Trustees of Gartmore  Variable  Insurance  Trust, a Massachusetts
business trust (the "Trust"),  to be voted at a Special  Meeting of Shareholders
(the "Meeting") of Nationwide  GVIT Strategic  Value Fund (the "Strategic  Value
Fund")  and  Turner  GVIT  Growth   Focus  Fund  (the   "Growth   Focus   Fund")
(individually,  a "Fund," and  collectively,  the  "Funds"),  two  portfolios or series of the Trust.  The Meeting will be held at 9:00 a.m.,  Eastern  Time,  on
Friday,  April 16, 2004. The Meeting will be conducted at the Trust's  principal executive  offices at 1200 River Road,  Conshohocken,  Pennsylvania  19428.  The
Trustees  have fixed the close of business on February 17,  2004,  as the record date (the "Record  Date") for the  determination  of  shareholders  of the Funds entitled to notice of and to vote at the Meeting.

     This  Proxy  Statement  also is  being  furnished  in  connection  with the solicitation of voting  instructions  by Nationwide  Life Insurance  Company and
Nationwide Life and Annuity Insurance Company (collectively,  "Nationwide") from owners of  certain  variable  annuity  contracts  and  variable  life  insurance policies  (collectively,  "variable  contracts")  having  contract values on the
Record Date allocated to a subaccount of a Nationwide  separate account invested in shares of one or both of the Funds.

     This Proxy Statement,  proxy cards, and voting instructions will be sent to
shareholders  and  variable   contract  owners  on  or  about  March  26,  2004.
Shareholders  of record on the  Record  Date are  entitled  to one vote for each share the shareholders own and a proportionate  fractional vote for any fraction of a share the shareholders own as to each issue on which these shareholders are entitled  to  vote.  The  following  table  sets  forth  the  number  and  class designation of shares of beneficial interest,  without par value (the "Shares"), of each of the Funds that were outstanding as of the Record Date and, therefore, are entitled to vote at the Meeting:

Fund                                                Shares Outstanding
----                                                ------------------

Strategic Value Fund - Class I shares ..............     1,521,246.869
Growth Focus Fund -    Class I shares...............     1,525,395.583
                       Class II shares..............                 0
                       Class III shares.............     2,342,113.022

     Only  shareholders  of record at the close of  business  on the Record Date will be entitled to notice of and to vote at the Meeting.  The persons  named as proxies  on the  enclosed  proxy  card(s)  will vote  Shares at the  Meeting  in accordance with the timely  instructions  received from shareholders.  If a duly executed  and dated proxy card is received  that does not specify a choice (for, against, or abstain),  then the persons named as proxies will consider the proxy card's timely  receipt as an instruction to vote "FOR" the proposal to which the proxy card relates.  Shareholders may revoke previously submitted proxies at any time prior to the Meeting by: (i) submitting to the Trust a  subsequently  dated proxy card;  (ii)  delivering to the Trust a written  notice of  revocation;  or
(iii) otherwise  giving notice of revocation at the Meeting.  In all cases,  any action to revoke a proxy must be taken before the authority granted in the proxy card is exercised.

     With respect to the Nationwide separate accounts that hold Shares as of the
Record Date,  Nationwide will vote those Shares at the Meeting, as required,  in accordance with voting  instructions  received by 5 p.m., EST, on April 15, 2004 from persons entitled to give voting  instructions under the variable contracts.
To the extent  required,  Nationwide  will vote Shares  attributable to variable contracts as to which no voting  instructions  are received in proportion  (for, against, or abstain) to those for which timely  instructions are received.  If a duly  executed  and dated  voting  instruction  form is  received  that does not specify a choice (for, against, or abstain), Nationwide will consider the voting instruction  form's timely  receipt as an instruction to vote "FOR" the proposal to which the voting  instruction  form  relates.  Variable  contract  owners may revoke previously  submitted voting instructions given to Nationwide at any time prior to the Meeting by: (i) submitting to Nationwide  subsequently dated voting instructions;  (ii) delivering to Nationwide a written notice of revocation;  or
(iii) otherwise  giving notice of revocation at the Meeting.  In all cases,  any action to revoke voting  instructions must be taken before the authority granted in the voting instruction form is exercised.

     THE TRUST WILL  FURNISH,  UPON  REQUEST AND WITHOUT  CHARGE,  A COPY OF THE
TRUST'S MOST RECENT  ANNUAL REPORT TO  SHAREHOLDERS  AND  SEMI-ANNUAL  REPORT TO
SHAREHOLDERS,  WHICH  REQUEST MAY BE MADE EITHER BY WRITING TO THE TRUST AT P.O.
BOX 182205,  COLUMBUS, OHIO 43218-2205,  OR BY CALLING TOLL-FREE (800) 848-0920.
THE ANNUAL REPORT AND  SEMI-ANNUAL  REPORT WILL BE MAILED TO YOU BY  FIRST-CLASS
MAIL WITHIN THREE BUSINESS DAYS OF RECEIPT OF YOUR REQUEST.

     At the  Meeting,  shareholders  will be  voting  separately  by Fund on the proposal  being  considered  as  described  below and in the  Notice of  Special
Meeting (the  "Proposal").  Shareholders of each Fund will vote as a group,  and not by class, on the Proposal.

     The Trust knows of no business,  other than that mentioned in the Proposal, which will be presented for  consideration at the Meeting.  If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card to vote proxies in accordance  with their best judgment.  In order to act upon the  Proposal  for a Fund,  a quorum  consisting  of a majority  of the
Shares of that Fund entitled to vote at the Meeting must be present in person or by proxy. If a quorum is present,  but sufficient  votes to approve the Proposal for that Fund are not received, the persons named as proxies may vote to approve the Proposal for the Funds for

                                      -2-

which  sufficient  votes  have  been  received  and  may  propose  one  or  more adjournments  of the Meeting to permit further  solicitation  of proxies for the
Proposal  for the  other  Fund(s)  for  which  sufficient  votes  have  NOT been received,  provided  they  determine  that such an  adjournment  and  additional solicitation is reasonable and in the best interests of shareholders.

                 PROPOSAL -- TO APPROVE THE PLAN OF DISSOLUTION,
                           LIQUIDATION AND TERMINATION

THE LIQUIDATION IN GENERAL

     Gartmore  Mutual Fund Capital Trust  ("GMFCT"),  investment  adviser to the
Strategic  Value Fund and the  Growth  Focus  Fund,  and  Gartmore  Distribution
Services, Inc. ("GDSI"), the Funds' principal underwriter  (collectively,  "Fund
Management"), recommended to the Board of Trustees that the Strategic Value Fund and the Growth Focus Fund be liquidated and dissolved pursuant to the provisions of the Plan of Dissolution, Liquidation, and Termination (the "Plan"). The Board
of Trustees  approved the Plan at its meeting held on December 5, 2003.  At that meeting,  the Board  determined that an orderly  liquidation of each such Fund's assets was in the best interests of the Fund and its  shareholders.  The Plan, a copy of which is attached to this Proxy  Statement  as Appendix A,  provides for the  complete  liquidation  of all of the  assets of each  Fund.  If the Plan is approved for a Fund by the  requisite  shareholder  vote,  GMFCT and that Fund's subadviser  (each,  a  "Subadviser")  will  undertake to  liquidate  that Fund's assets,  as soon as  practicable,  in an orderly  manner at market prices and on such terms and conditions as GMFCT and the Subadviser determine to be reasonable and in the best  interests  of the Fund and its  shareholders.  If  approved  by shareholders,  the  liquidations are expected to be completed on April 23, 2004.
Liquidation proceeds paid to the applicable Nationwide separate accounts will be reinvested in other investment  options available under the applicable  variable contracts  pursuant to  transfer  instructions  timely  received  from  variable contract owners,  or, if no transfer  instructions  are timely received,  in the
Gartmore GVIT Money Market Fund (the "Money Market Fund"). After the liquidation proceeds are distributed, the Trust will terminate each Fund's existence.

     The approval and implementation of the Plan for one Fund is not conditioned upon the approval of the Plan by  shareholders of the other Fund. If the Plan is not approved by the  shareholders  of one Fund, the Plan will be implemented for the Fund for  which it is  approved.  The  Fund(s)  for  which the Plan does not receive  shareholder  approval  will  continue  to  operate  and be  managed  in accordance with the Fund's current  investment  objective and policies,  and the
Board will consider what other action should be taken.

     Although portions of the Plan are summarized in this Proxy Statement, these summaries are qualified in their entirety by reference to the Plan itself.

REASONS FOR THE LIQUIDATION

     General The  Strategic  Value Fund and the Growth Focus Fund  currently are two portfolios or series of the Trust.  The  Subadviser for the Strategic  Value
Fund is Strong Capital Management, Inc., and for the Growth Focus Fund is Turner
Investment Partners, Inc.

                                      -3-

     Strategic Value Fund The Strategic Value Fund began  operations in November
1997 and,  as of  December  31,  2003,  had net  assets of  approximately  $15.4 million.  In 2000,  the Board of Trustees  was advised by Fund  Management  that
Nationwide  intended to stop offering the Strategic  Value Fund in  Nationwide's variable  insurance products and was going to file for a substitution order with
the  U.S.   Securities  and  Exchange   Commission   (the  "SEC")  to  transfer,
effectively,  all of the contract amounts allocated to the Strategic Value Fund, and the assets represented by these amounts,  to another mutual fund. As of this date,  Nationwide has not yet obtained such an order. As a result, the Trust has determined not to wait any longer for the order in light of the dwindling assets and continued subsidization of expenses. Consequently, contract owners may chose to transfer  out of the Fund up until the date that the Fund is  liquidated  or, alternatively,  a contract owner's investment  remaining in the Fund on the date of liquidation will be transferred automatically to the Money Market Fund.

     Growth Focus Fund The Growth Focus Fund began operations in June 2000, and, as of December 31, 2003, had net assets of approximately $12.5 million. In early
2002,  Fund Management was advised by Nationwide that Nationwide no longer would offer the Growth Focus Fund to new  contract  holders in  Nationwide's  variable insurance products,  thereby effectively  limiting the growth  opportunities for
the  Growth  Focus  Fund.  In  addition,   the  Growth  Focus  Fund's  long-term
performance  generally  has been weak in both  absolute  terms and  relative  to similar  mutual funds.  Finally,  the small asset size of the Fund may not allow for efficient portfolio management. Contract owners may chose to transfer out of the Fund up until  the date that the Fund is  liquidated  or,  alternatively,  a contract  owner's  investment  remaining in the Fund on the date of  liquidation will be transferred automatically to the Money Market Fund.

     Board  Considerations  and  Determinations  At the  December  5, 2003 Board
meeting,  the Board of Trustees  considered the proposal to liquidate the Funds.
In particular,  the Board  considered  each Fund's previous  operating  history, including the Fund's  performance,  and the  historical  and  anticipated  sales activity  of each  Fund,  as well as the  lack of  prospects  for  growth  given
Nationwide's  determination  to stop  offering  the  Funds  within  Nationwide's variable insurance products.

     The  Board  considered  various  alternatives  for  the  Funds,   including
reorganizing  the  Funds  with  other  mutual  funds  with  similar   investment
objectives and focus. The Board acknowledged,  however,  that each Fund's assets were too small to make a merger with other mutual funds realistic because of the costs involved with these  transactions and that the proposed  dissolution would not involve potential adverse tax consequences to contract holders.

     The Board,  including all of the Trustees who are not "interested  persons"
of the  Trust  (the  "Independent  Trustees")  (as that term is  defined  in the
Investment  Company Act of 1940, as amended (the "1940 Act")),  then unanimously adopted resolutions  approving the Plan,  declaring the proposed liquidation and dissolution  advisable,  and  directing  that  the  Plan  be  submitted  to  the shareholders of the Funds for their consideration.  Pursuant to the terms of the
Plan,  GMFCT,  GDSI, or one of their  affiliates will bear the costs  associated with obtaining shareholder approval of the liquidation of the Funds. These costs include legal and administrative expenses, and costs associated with the filing, printing,  and mailing of these proxy materials and conducting the Meeting.  The costs of liquidating each Fund's portfolio,  including brokerage commissions and dealer spreads, will be borne by the Fund.

                                      -4-

LIQUIDATION VALUE

     If the Plan is adopted by a Fund's  shareholders at the Meeting, as soon as practicable the  liquidation  process will commence in accordance with the terms of the Plan. The Fund will sell all of that Fund's portfolio  securities and pay
(or make provision for payment of) all of that Fund's known  expenses,  charges, liabilities,  and  other  obligations,  including  those  expenses  incurred  in connection with  implementing the  liquidation,  and the payment of ordinary and capital gains  dividends.  After this process is completed,  each shareholder of
Fund,  meaning the applicable  separate  accounts of Nationwide,  will receive a cash distribution in an amount equal to the net asset value per share,  together with accrued and unpaid dividends and distributions, of the shareholder's Shares
(the  "Liquidation  Distribution").  Such net  asset  value  per  share  will be determined in accordance  with the Funds'  current  Prospectus  and Statement of
Additional Information. The Liquidation Distribution for each Fund shall be paid to  Nationwide  which will  invest such  proceeds  applicable  to each  variable contract  owner's  interest  in that Fund  either  (i) by  purchasing  shares of another  investment  option  available  under  such  owner's  variable  contract according to transfer  instructions  timely  provided by the owner or (ii) if no instructions are timely provided, by purchasing shares of the Money Market Fund.

     In addition,  prior to the Liquidation  Date (as defined  below),  variable contract owners with contract values  allocated to one or more of the Funds will still be  entitled  to exchange  out of the Funds into  another  fund (or funds)
available in the applicable  variable contract prior to liquidation.  The rights of the Fund's  shareholders  to redeem their  interests in a Fund at the current net asset value will not be affected if the Plan is adopted.  Variable  contract owners will also continue to have the same rights to redeem contract values of a
Fund under their variable  contracts if the Plan is adopted.  Also, the entities currently providing services to the Funds will continue to do so until the Funds are completely liquidated and dissolved and their affairs wound up.

TAX CONSEQUENCES

     The Trust  anticipates  that each Fund will retain its  qualification  as a regulated investment company under the Internal Revenue Code of 1986, as amended
(the "Code"), during the liquidation period. Accordingly, any gain recognized by a Fund on sale of its assets  following  the adoption of the Plan will be offset by a deduction for dividends  paid to its  shareholders.  Contract  owners,  for whose variable contracts Shares of a Fund are underlying  investments,  will not recognize  a gain or loss for  federal  income tax  purposes  as a result of the liquidation of the Funds (meaning there will be no federal tax liability).

     The Nationwide  separate  accounts that have Shares of a Fund as underlying investments in their  variable  contracts will not incur tax on any dividends or
Liquidation  Distributions  that may be paid to them by a Fund  pursuant  to the
Plan,  and will not impose any charges under the variable  contracts as a result of the liquidation of a Fund.

     The  foregoing  is only a  summary  of the  principal  federal  income  tax consequences  of the  liquidation  of a Fund and  should not be  considered  tax advice.  There can be no assurance that the Internal Revenue Service will concur on all or any of the issues  discussed  above. You may wish to consult with your own tax advisers regarding the federal, state, and local tax consequences

                                      -5-

with respect the foregoing matters and any other  considerations  that may apply in your particular circumstances.

LIQUIDATION DISTRIBUTION

     At present, the date on which the Strategic Value Fund and the Growth Focus
Fund  will  be  liquidated   and  on  which  each  Fund  will  pay   Liquidation
Distributions  to the applicable  separate  accounts and other  shareholders  is uncertain, but it is anticipated that if the Plan is adopted by the shareholders of a  Fund,  such  Fund's  liquidation  would  occur  on  April  23,  2004  (the
"Liquidation  Date").  If the Plan is approved,  separate  accounts holding Fund
Shares as of the  close of  business  on April 22,  2004,  would  receive  their
Liquidation  Distribution  on the  Liquidation  Date and the  variable  contract amounts that have not been reallocated to other  investment  options pursuant to transfer  instructions  timely provided by the variable  contract owner would be
invested  in  the  Money  Market  Fund  until  further  instructions   regarding
allocation from the variable contract owner are received.

     The right of a variable  contract  owner to reallocate  his or her contract amounts currently allocated to the Strategic Value Fund and Growth Focus Fund at
the then current net asset value to any other option  available under his or her variable contract will not be impaired by the proposal to liquidate the Funds or the adoption of the Plan. A variable contract owner,  therefore,  may reallocate his or her contract  values  allocated to one of these Funds in accordance  with procedures  set forth in the  applicable  variable  contract and its  prospectus without  the  necessity  of  waiting  for the  Funds  to take  any  action.  Any transfers,  whether  (1) made  pursuant to transfer  instructions  received  and implemented  prior to the Liquidation  Date, (2) made by  transferring  contract amounts into the Money Market Fund on the Liquidation Date, or (3) made pursuant to transfer  instructions  out of the Money Market Fund received  within 30 days after the  Liquidation  Date,  will be made free of any  charges and will not be considered  transfers  for the  purposes of any limit on the number of transfers permitted under the variable contracts.

     Current  prospectuses for the mutual funds available as investment  options under the variable  contracts,  as well as copies of the various  statements  of additional information,  may be obtained without charge by calling Nationwide at
1-800-826-3167  for variable  annuity contract owners or at  1-800-547-7548  for variable life insurance  policy owners.  These  prospectuses set forth important information  about the other mutual funds that a variable  contract owner should know before providing transfer  instructions relating to the reallocation of his or her contract values.

CONCLUSION

Approval of the Plan with respect to each Fund requires the affirmative  vote of the holders of a majority of the outstanding Shares of that Fund.

             FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF TRUSTEES
            UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                                      -6-

                    FURTHER INFORMATION REGARDING GMFCT, THE
                     SUBADVISERS AND OTHER SERVICE PROVIDERS

     The  Investment  Adviser  GMFCT is a  wholly-owned  subsidiary  of Gartmore
Global  Investments,  Inc. ("GGI"),  which in turn is an indirect,  wholly-owned subsidiary of Gartmore Global Asset Management  Trust ("GGAMT").  Each of GMFCT,
GGI, and GGAMT is located at 1200 River Road, Conshohocken,  Pennsylvania 19428.
GGAMT is  wholly-owned  by  Nationwide  Corporation.  All of the common stock of
Nationwide  Corporation is held by Nationwide  Mutual Insurance  Company (95.3%)
and Nationwide Mutual Fire Insurance  Company (4.7%),  each of which is a mutual company owned by its policy  holders.  The address for each of these entities is
One Nationwide Plaza, Columbus, Ohio 43215.

     The Subadvisers Strong Capital Management,  Inc., P.O. Box 2936, Milwaukee,
Wisconsin,  53201, serves as the subadviser for the Strategic Value Fund. Turner
Investments  Partners,  Inc.,  1235  West  Lakes  Drive,  Berwyn,   Pennsylvania
19312-2414, serves as the subadviser for the Growth Focus Fund.

     Other Service Providers Certain affiliates of GMFCT provide services to the
Funds  and are  compensated  for  these  services.  Under  the  terms  of a Fund
Administration  Agreement,  Gartmore SA Capital Trust ("GSA"),  1200 River Road,
Conshohocken,  Pennsylvania  19428, a wholly-owned  subsidiary of GGI,  provides various fund  administrative  and  accounting  services to the Funds,  including daily  valuation of the Funds' Shares and  preparation of financial  statements, tax returns, and regulatory reports.

     GDSI,  an  indirect,  wholly-owned  subsidiary  of GGI,  1200  River  Road,
Conshohocken, Pennsylvania 19428, serves as the Funds' principal underwriter. In this capacity as principal  underwriter,  GDSI is available to receive  purchase orders and redemption requests relating to Shares of each of the Funds. As such,
GDSI  receives  fees from the Growth  Focus  Fund  under a Plan of  Distribution adopted  under  Rule  12b-1  of the  1940  Act in  connection  with the sale and distribution  of the  Class  II  Shares  of this  Fund.  In  addition,  Gartmore
Investors Services, Inc. ("GISI"), an indirect,  wholly-owned subsidiary of GSA,
1200 River Road, Conshohocken,  Pennsylvania 19428, serves as transfer agent and dividend disbursing agent for each of the Funds.

                             PRINCIPAL SHAREHOLDERS

     As of February 17, 2004,  to the Trust's  knowledge,  the following are the only persons who had or shared voting or  investment  power over more than 5% of the outstanding Shares of the Funds:

                                      -7-

------------------------- ----------------------------- --------------------- ------------------
                              Name and Address            Number of Shares       Percentage of
           Fund               of Shareholder             Beneficially Owned/1/    Class Owned
------------------------- ----------------------------- --------------------- ------------------
Strategic Value Fund -    Separate Accounts of
Class I shares            Nationwide Life Insurance Co.     1,492,337                  98%
                          P.O. Box 182029
                          C/O IPO Portfolio Accounting
                          Columbus, Oh 43218-2029
------------------------- ----------------------------- --------------        ------------------
Growth Focus Fund - Class Separate Accounts of
I shares                  Nationwide Life Insurance Co.     1,469,738                  96%
                          One Nationwide Plaza
                          Columbus, Oh 43215-2220
------------------------- ----------------------------- --------------        ------------------
Growth Focus Fund - Class Separate Accounts of
III shares                Nationwide Life Insurance Co.     2,342,113                 100%
                          P.O. Box 182029
                          C/O IPO Portfolio Accounting
                          Columbus, Oh 43218-2029
------------------------- ----------------------------- --------------------- ------------------

     /1/ As described  above,  Nationwide  will vote these Shares in  accordance with voting  instructions  Nationwide receives in a timely manner from owners of variable contracts.

     As of February 17, 2004,  the Trustees and executive  officers of the Trust as a group owned less than 1% of the outstanding Shares of any Fund.

                              SHAREHOLDER PROPOSALS

     Because the Trust and the Funds do not hold regular  shareholder  meetings, there currently is no specific date by which shareholder  proposals  intended to be presented at future Meetings of  Shareholders  must be received by the Trust.
However,  a proposal  that is received by the Trust at its  principal  executive offices a  reasonable  time before the Trust  begins to print and mail its proxy materials  for such a meeting will be  considered  for  inclusion in the Trust's
Proxy  Statement  and  form or forms of proxy  card  relating  to such  meeting.
Proposals  received  thereafter  will be  considered  untimely  and  will not be considered for inclusion in these proxy materials.

                             ADDITIONAL INFORMATION

     With respect to the actions to be taken by the shareholders of the Funds on the matters  described  in this Proxy  Statement,  the  presence in person or by proxy of shareholders entitled to vote a majority of the Shares of a Fund on the
Proposal at the Meeting  shall  constitute  a quorum for purposes of voting upon the Proposal for that Fund at the Meeting. Abstentions shall be treated as votes present for purposes of  determining  whether a quorum  exists.  For purposes of determining whether the Proposal has been approved for a Fund,  abstentions will have the effect of a vote "against" the Proposal.

     The  rules  of the SEC  require  that  the  Funds  disclose  in this  proxy statement  the effect of "broker  non-votes."  Broker  non-votes  are Shares for which a broker  holding  such  Shares for a

                                      -8-

beneficial owner has not received instructions from the beneficial owner and may not  exercise  discretionary  voting power with  respect  thereto.  As described above,  however,  Nationwide,  as the shareholder of record of all of the Funds'
Shares,  is required to vote Shares  attributable  to variable  contracts  as to which no voting  instructions  are  received in  proportion  (for,  against,  or abstain) to those for which  timely  instructions  are  received by  Nationwide.
Broker  non-votes,  therefore,  will be so voted by Nationwide just as any other
Shares for which Nationwide does not receive voting instructions.

     Shareholders  will not be entitled to any "dissenters'  rights" because the
Funds are series of an open-end  investment  company  registered  under the 1940
Act.  Although no  dissenters'  rights are available,  prior to the  Liquidation
Date, shareholders retain the right to redeem Shares, as described in the Funds'
current prospectuses.

     GMFCT, GDSI, or one of their affiliates,  will bear all costs in connection with the  solicitation  of  proxies  from  shareholders  of the  Funds or voting instructions  from variable  contract  owners.  In addition to  solicitations by mail,  officers  of the  Trust or  employees  of  GMFCT,  GDSI,  or one of their
affiliates,   without  extra  pay,  may  conduct  additional   solicitations  by
telephone, personal interviews and other means.

                                                By  Order  of the Trustees

                                                Eric E. Miller, Secretary

March 25, 2004

                                      -9-

                                                                      APPENDIX A

                PLAN OF DISSOLUTION, LIQUIDATION, AND TERMINATION

                                       OF

                    NATIONWIDE GVIT STRATEGIC VALUE FUND and

                          TURNER GVIT GROWTH FOCUS FUND
                 (each a "Fund" and, collectively, the "Funds")

     Gartmore  Variable  Insurance  Trust, a  Massachusetts  business trust (the
"Trust"), shall proceed to a complete liquidation,  dissolution, and termination of the Funds  according to the procedures set forth in this Plan of Dissolution,
Liquidation,  and  Termination  (the "Plan").  The Plan has been  considered and adopted by the Board of Trustees of the Trust (the  "Board") at its meeting held on December 5, 2003 as being  advisable  and in the best  interests of each Fund and its shareholders.  The Board has directed that this Plan be submitted to the holders of outstanding  voting shares of each Fund (each as  "Shareholder"  and, collectively,  the  "Shareholders")  for the Plan's  adoption or  rejection at a special  meeting of Shareholders of each Fund (the "Meeting") in accordance with
Article III of the Trust's Amended  By-Laws and has authorized the  distribution of proxy statement (the "Proxy  Statement") in connection with the  solicitation of proxies for this  Meeting.  Upon  approval of the Plan by  Shareholders  with respect  to each Fund,  that Fund  shall  voluntarily  dissolve  and  completely liquidate in accordance with the requirements of the Trust's Amended Declaration of Trust,  Massachusetts law as it relates to business trusts,  and the Internal
Revenue Code of 1986, as amended (the "Code"), as follows:

     1. Adoption of Plan. The effective date of the Plan (the  "Effective  Date")
with respect to each Fund shall be the date on which the Plan is approved by the
Fund's Shareholders. The adoption of the Plan constitutes the adoption of a plan of complete liquidation within the meaning of Section 331 or 332 of the Code, as the case may be, and the Treasury Regulations thereunder.

     2. Liquidation and Distribution of Assets. As soon as practicable after the
Effective  Date and by April 23, 2004,  or as soon  thereafter  as  practicable, depending on market  conditions and consistent  with the terms of the Plan, each
Fund and its  investment  adviser,  Gartmore  Mutual  Fund  Capital  Trust  (the
"Adviser"),  and each Fund's  respective  subadviser shall have the authority to engage  in  those  transactions  as may be  appropriate  for  each  such  Fund's liquidation and dissolution.

     3.  Provisions  for  Liabilities.  Each Fund shall pay or  discharge or set aside a reserve fund for, or otherwise  provide for the payment or discharge of, any of the Fund's known charges, taxes, expenses,  liabilities, and obligations, including, without limitation, contingent liabilities, whether due or accrued or anticipated;  with  respect  to such Fund and,  where  applicable,  each  Fund's classes.

     4.  Distribution  to the  Shareholders.  As soon as  practicable  after the
Effective  Date,  each  Fund  shall  liquidate  and  distribute  on the  date of liquidation (the "Liquidation  Date") to the Fund's respective  Shareholders all of the remaining assets of that Fund in complete  cancellation and redemption of all the outstanding shares of that Fund, except for cash, bank deposits, or cash equivalents  in an  estimated  amount  necessary  to (i)  discharge  any  unpaid liabilities  and obligations of that Fund on the Fund's books on the Liquidation
Date,  including,  but not  limited  to,  income  dividends  and  capital  gains distributions,  if any,  payable through the  Liquidation  Date, and (ii) pay or provide  for the  payment of these  contingent  liabilities  as the Board  shall reasonably  deem to exist  against  the  assets of each  respective  Fund on its books.

     5. Notice of Liquidation.  As soon as practicable after the Effective Date, each Fund shall mail notice to the  appropriate  parties  that the Plan has been approved  by the Board and that  Fund's  Shareholders  and that the Fund will be liquidating  its assets and  dissolving,  to the extent  such notice is required under applicable law.

     6. Amendment to  Declaration  of Trust.  Subject to approval of the Plan by each Fund's  respective  Shareholders  and pursuant to applicable  Massachusetts law,  the Trust's  Amended  Declaration  of Trust shall be amended and the Trust shall  prepare and file any  necessary  documents  or  instruments  with and for acceptance by the Secretary of State of the  Commonwealth of  Massachusetts,  in
each case reflecting the termination of each such Fund.

     7. Amendment or Abandonment of Plan. The Board may modify or amend the Plan at any time without  approval of Shareholders if the Board  determines that such action  would be  advisable  and in the best  interests of a Fund and the Fund's
Shareholders.  If any amendment or modification  appears  necessary,  and in the judgment of the Board will materially and adversely  affect the interests of any
Fund's Shareholders, such an amendment or modification will be submitted to such
Shareholders for approval.  In addition,  the Board may abandon the Plan without approval of Shareholders at any time prior to the Liquidation  Date if the Board determines that abandonment  would be advisable and in the best interests of any
Fund and the Fund's Shareholders.

     8. Powers of Board and  Officers.  The Board and the  officers of the Trust are  authorized to approve such changes to the terms of any of the  transactions referred to herein, to interpret any of the provisions of the Plan, and to make, execute, and deliver such other agreements, conveyances, assignments, transfers, certificates,  and other  documents,  and to take such other action as the Board and the officers of the Trust deem  necessary or desirable in order to carry out the provisions of the Plan and effect the complete  liquidation  and dissolution of each Fund in accordance with the Code, the Amended  Declaration of Trust, and
Massachusetts  law  as  it  relates  to  business  trusts,  including,   without
limitation, withdrawing any state notices of a Fund and/or the Fund's shares and the preparation and filing of any tax returns.

     9.  Termination  of  Business  Operations.  As  soon as  practicable  after approval  of the Plan by each  Fund's  Shareholders,  such Fund  shall  cease to conduct  business  except as shall be  necessary  to  preserve  the value of the
Fund's assets and in connection with the effectuation of the Fund's  liquidation and dissolution pursuant to the Plan.

     10. Expenses.  The expenses of carrying out the terms of the Plan including the costs of preparation,  filing,  printing, and mailing of the proxy materials and all associated  legal costs shall be borne by the Adviser or an affiliate of the Adviser,  whether or not the liquidation and dissolution contemplated by the
Plan is effected.

     11.  Declaration of a Dividend.  The  consummation of the Plan hereunder is subject to the condition that a distribution  or  distributions  shall have been declared for each Fund,  prior to the Liquidation  Date that,  together with all
previous   distributions,   shall  have  the  effect  of

                                      B-2

distributing  to the  shareholders  of such  Fund:  (i) all of that  Fund's  net investment income and all of that Fund's net realized capital gains, if any, for the  period  from  the  close  of that  Fund's  last  fiscal  year  through  the
Liquidation  Date; and (ii) any  undistributed  income and net realized  capital
gains  from  any  prior  period  to  the  extent  not  otherwise   declared  for
distribution.

                                      B-3

PROXY TABULATOR
P.O. BOX 9132
HINGHAM, MA 02043-9132

                                   PROXY CARD

                        GARTMORE VARIABLE INSURANCE TRUST

                       SPECIAL MEETING OF SHAREHOLDERS OF
                          TURNER GVIT GROWTH FOCUS FUND
                      NATIONWIDE GVIT STRATEGIC VALUE FUND

                           SOLICITED ON BEHALF OF THE
             BOARD OF TRUSTEES OF GARTMORE VARIABLE INSURANCE TRUST

FUND NAME PRINTS HERE
The  undersigned  hereby revokes all previous  proxies for his or her shares and appoints  Mary Fran Ennis and William  Baltrus and each of them,  proxies of the undersigned,  with  full  power  of  substitution  to  vote  all  shares  of the above-referenced  fund (the  "Fund"),  a series of Gartmore  Variable  Insurance
Trust,  that the  undersigned  is  entitled  to vote at the  Special  Meeting of
Shareholders  of the Fund,  to be held at 9:00 a.m.,  Eastern time, on April 16,
2004, at 1200 River Road,  Conshohocken,  Pennsylvania 19428, and at any and all
adjournments thereof (the "Meeting").  This proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side.

Receipt of the Notice of the Meeting and the  accompanying  Proxy  Statement  is hereby acknowledged.

Date __________________, 2004

PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE

-------------------------
Signature(s) (Sign in the Box)

NOTE:  Please sign exactly as your name  appears on this Proxy Card.  If signing for estates,  trusts,  partnerships,  or corporations,  or in another  fiduciary capacity,  title or capacity should be stated. If shares are held jointly,  each holder must sign.

GVIT - sm

Please  fill in  box(es)  as shown  using  black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.

Please refer to the Proxy Statement discussion of the Proposal.

THIS PROXY IS SOLICITED  ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.  IF NO
SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THIS PROXY SHALL BE
VOTED "FOR" THE PROPOSAL.  IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING
ABOUT  WHICH  THE  PROXYHOLDERS  WERE  NOT  AWARE  PRIOR  TO  THE  TIME  OF  THE
SOLICITATION,  AUTHORIZATION  IS GIVEN TO THE PROXYHOLDERS TO VOTE IN ACCORDANCE
WITH THE VIEWS OF  MANAGEMENT  ON SUCH  MATTERS.  MANAGEMENT IS NOT AWARE OF ANY
SUCH MATTERS.

The Board of Trustees recommends a vote for the following proposal:

1. To approve the Fund's Plan of Dissolution,
   Liquidation and Termination.                     FOR     AGAINST     ABSTAIN

2. To grant the proxyholders the authority to vote  GRANT   WITHHOLD    ABSTAIN
   upon any other businessthat may properly come
   before the Meeting.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.

GVIT - sm

PROXY TABULATOR
P.O. BOX 9132
HINGHAM, MA 02043-9132

          EVERY CONTRACT/POLICYHOLDER'S VOTING INSTRUCTION IS IMPORTANT

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                        GARTMORE VARIABLE INSURANCE TRUST

                       Special Meeting of Shareholders of
                          Turner GVIT Growth Focus Fund
                      Nationwide GVIT Strategic Value Fund

                          TO BE HELD ON APRIL 16, 2004

FUND NAME PRINTS HERE
The undersigned  contract owner of a variable annuity or variable life insurance contract, revoking all previous voting instructions, hereby instructs Nationwide
Life Insurance  Company or Nationwide Life and Annuity Insurance Company to vote all  shares of the  above-referenced  fund (the  "Fund"),  a series of  Gartmore
Variable  Insurance  Trust,  attributable  to  his or her  variable  annuity  or variable life insurance contract as of February 17, 2004, at the Special Meeting of  Shareholders  of the  Fund  to be held at  1200  River  Road,  Conshohocken,
Pennsylvania  19428,  on April 16, 2004, at 9:00 a.m.  Eastern time,  and at any adjournments  thereof.  These Voting  Insructions shall be voted on the proposal described in the Proxy Statement as specified on the reverse side.

Receipt of the Notice of the Meeting and the  accompanying  Proxy  Statement  is hereby acknowledged.

Date __________________, 2004

IMPORTANT: PLEASE SIGN, DATE AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE.

------------------------------------------
Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Voting  Instruction Card.
If signing for estates,  trusts,  partnerships,  or corporations,  or in another fiduciary  capacity,  title or  capacity  should be  stated.  When the  variable insurance contract is held by joint tenants, each must sign.

GVIT - VIC sm

Please  fill in  box(es)  as shown  using  black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.

          EVERY CONTRACT/POLICYHOLDER'S VOTING INSTRUCTION IS IMPORTANT
            PLEASE SIGN, DATE AND RETURN YOUR INSTRUCTION CARD TODAY

Please refer to the Proxy Statement discussion of the Proposal.

IF NO SPECIFICATION IS MADE BELOW, THESE VOTING INSTRUCTIONS SHALL BE CONSIDERED
TO BE AN NSTRUCTION TO VOTE "FOR" THE PROPOSAL.

1. To approve the Plan of Dissolution, Liquidation
   and Termination of the Fund.                    FOR     AGAINST     ABSTAIN

2. To grant the proxyholders the authority to vote GRANT   WITHHOLD    ABSTAIN
   upon any other businessthat may properly come
   before the Meeting.

                      YOUR VOTING INSTRUCTION IS IMPORTANT!
                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.

GVIT - VIC sm

                                Contract/Policy Number       __________________

                               ACCOUNT CHANGE FORM

----------------------------------- --------------------------------------
   Variable Annuity Contracts          Variable Life Insurance Policies
----------------------------------- --------------------------------------
Nationwide Life Insurance Company     Nationwide Life Insurance Company
         P.O. Box 182021                       P.O. Box 182835
    Columbus, Ohio 43218-2021             Columbus, Ohio 43218-2835

    Telephone: 1-800-848-6331             Telephone: 1-800-547-7548
       TDD: 1-800-238-3035                   TDD: 1-800-238-3035
       Fax: 1-614-249-0537                   Fax: 1-614-249-2235
----------------------------------- --------------------------------------

FINANCIAL CHANGES  CONTRACT/POLICY OWNER             ANNUITANT (for annuity
                                                               contracts only)

                   Name     ________________         Name    ________________

                   Address: ________________         Address:________________

--------------------------------------------------------------------------------
BY SIGNING BELOW, I AM CERTIFYING  THAT I AM AUTHORIZED TO MAKE THIS REQUEST AND
REQUESTING THAT NATIONWIDE LIFE INSURANCE  COMPANY MAKE THE CHANGES AS INDICATED
ON THIS FORM.  I AGREE FOR MYSELF AND ANY OTHER PARTY TO THE CONTRACT OR POLICY,
TO REVIEW ANY WRITTEN  CONFIRMATION  RESULTING FROM THIS REQUEST, OR IF THERE IS
NO CONFIRMATION, TO REVIEW THE NEXT QUARTERLY STATEMENT FOR THIS CONTRACT/POLICY
AND I WILL NOTIFY  NATIONWIDE(R)AS  SOON AS  PRACTICAL  OF ANY ERRORS  APPEARING
THEREON WHICH RELATE TO THIS REQUEST. I AUTHORIZE NATIONWIDE(R),  ITS SUCCESSORS
AND ASSIGNS,  TO RELY ON ANY FAILURE OF SUCH  NOTIFICATION  AS A RATIFICATION OF
THE  CHANGES  REFLECTED  ON  THE  CONFIRMATION  OR ON THE  QUARTERLY  STATEMENT.

SIGNATURE  _________________________         DATE  __________________________

--------------------------------------------------------------------------------

REQUEST FOR TRANSFER OF CURRENT ACCOUNT VALUE

An exchange instructs Nationwide(R)to move money or units which are presently in your sub-account(s) to another sub-account(s).  In the spaces provided, indicate what  portion of each  sub-account  you want to move and where you want to place
it. If you want to change your allocation of future contributions,  complete the
REQUEST FOR CHANGE OF FUTURE ALLOCATION section below.

Exchange  requests can be done by mail or phoned in. All requests received prior to the closing of the New York Stock Exchange  (normally 4:00 p.m. Eastern Time)
will be processed using the same day's closing prices.

----------------------------------- ------------------- ------------------------
AMOUNT TO EXCHANGE*                 FROM: FUND NAME     TO: FUND NAME
----------------------------------- ------------------- ------------------------
----------------------------------- ------------------- ------------------------
         %  UNITS  $ (CIRCLE ONE)   FROM:               TO:
----------------------------------- ------------------- ------------------------
----------------------------------- ------------------- ------------------------
         %  UNITS  $ (CIRCLE ONE)   FROM:               TO:
----------------------------------- ------------------- ------------------------
----------------------------------- ------------------- ------------------------
         %  UNITS  $ (CIRCLE ONE)   FROM:               TO:
----------------------------------- ------------------- ------------------------
----------------------------------- ------------------- ------------------------
         %  UNITS  $ (CIRCLE ONE)   FROM:               TO:
----------------------------------- ------------------- ------------------------
         %  UNITS  $ (CIRCLE ONE)   FROM:               TO:
----------------------------------- ------------------- ------------------------

*Please designate in WHOLE percentages, units or dollars; fractional percentages will not be honored.

REQUEST FOR CHANGE OF FUTURE ALLOCATION

An  allocation  informs  Nationwide(R)which  sub-account(s)  will  receive  what percentage of future  payments.  In the spaces  provided,  please indicate which sub-account(s) will receive your future payments. Only whole percentages will be honored and the sum of the percentages must equal 100%.

--------------------- ------------- -------------------------- --------------------
WHOLE PERCENTAGES     FUND NAME     WHOLE PERCENTAGES          FUND NAME
--------------------- ------------- -------------------------- --------------------
--------------------- ------------- -------------------------- --------------------
                   %                                        %
--------------------- ------------- -------------------------- --------------------
--------------------- ------------- -------------------------- --------------------
                   %                                        %
--------------------- ------------- -------------------------- --------------------
--------------------- ------------- -------------------------- --------------------
                   %                                        %
--------------------- ------------- -------------------------- --------------------
--------------------- ------------- -------------------------- --------------------
                   %                                        %
--------------------- ------------- -------------------------- --------------------
--------------------- ------------- -------------------------- --------------------
                   %                                        %
--------------------- ------------- -------------------------- --------------------
--------------------- ------------- -------------------------- --------------------
                   %                                        %
--------------------- ------------- -------------------------- --------------------
--------------------- ------------- -------------------------- --------------------
                   %                TOTAL (Both Columns) 100%
--------------------- ------------- -------------------------- --------------------